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                                                                  Exhibit 23(c)

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated January 31, 1997, incorporated by reference in CNB, Inc.'s Form 10-KSB for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.

                                     /s/ Osburn, Henning and Company

Orlando, Florida
December 3, 1998